                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 19, 1997
                                                         -----------------



                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




    Georgia                      000-22571                   58-1915632
--------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




   5025 Derrick Jones Road, Suite 120, Atlanta, Georgia        30349
--------------------------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (770) 907-3360
                                                           --------------





         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

       On November 19, 1997, Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), entered into an Amended and Restated Commercial Loan Agreement (the "Agreement") with SouthTrust Bank, N.A. ("SouthTrust"), whereby the Company received three separate loan facilities from
SouthTrust: (i) a $5 million working capital line of credit to Timely North, Inc., a wholly-owned subsidiary of the Company; (ii) a $3.7 million capital expenditure line of credit; and (iii) a $2 million working capital line of credit which replaces the $1,915,000 line of credit extended to the Company through its Chairman and Chief Executive Officer in March 1997. These facilities are secured by all of the Company's and its subsidiaries' assets and are guaranteed by the Company, its subsidiaries and personally by the Chairman and Chief Executive Officer. The Agreement provides for certain financial covenants, with which the Company is currently in compliance.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)    Exhibits.

       10.1 Amended and Restated Commercial Loan Agreement, dated November 19, 1997, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust Bank, N.A.

       10.2 Commercial Revolving Note, dated November 19, 1997, by and between Timely North, Inc. and SouthTrust, N.A., in the original principal amount of $5 million.

       10.3 Commercial Revolving Note, dated November 19, 1997, by and between the Company and SouthTrust Bank, N.A., in the original principal amount of $3.7 million.

       10.4 Commercial Revolving Note, dated November 19, 1997, by and between the Company and SouthTrust Bank, N.A., in the original principal amount of $2 million.

       10.5 Amended and Restated General Security Agreement, dated November 19, 1997, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust Bank, N.A.

       10.6 Guaranty of Payment and Performance, dated November 19, 1997, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc. and SouthTrust Bank, N.A.

       10.7 Guaranty of Payment and Performance, dated November 19, 1997, by and among Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust Bank, N.A.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROFESSIONAL TRANSPORTATION GROUP
                                    LTD., INC.


                                    By:  /s/ Peter C. Roth
                                    ------------------------------------------
                                         Peter C. Roth
                                         Chief Financial Officer
Dated:  November 26, 1997

                                  EXHIBIT INDEX


    Exhibit
    Number                             Exhibit Name
    ------                             ------------
    10.1      Amended and Restated Commercial Loan Agreement, dated November 19,
              1997, by and among the Company, Truck-Net, Inc., Timely
              Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust
              Bank, N.A.

    10.2      Commercial Revolving Note, dated November 19, 1997, by and between
              Timely North, Inc. and SouthTrust, N.A., in the original principal amount of $5 million.

    10.3 Commercial Revolving Note, dated November 19, 1997, by and between the Company and SouthTrust Bank, N.A., in the original principal amount of $3.7 million.

    10.4 Commercial Revolving Note, dated November 19, 1997, by and between the Company and SouthTrust Bank, N.A., in the original principal amount of $2 million.

    10.5      Amended and Restated General Security Agreement, dated November
              19, 1997, by and among the Company, Truck-Net, Inc., Timely
              Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust
              Bank, N.A.

    10.6 Guaranty of Payment and Performance, dated November 19, 1997, by and among the Company, Truck-Net, Inc., Timely Transportation,
              Inc., PTG, Inc. and SouthTrust Bank, N.A.

    10.7 Guaranty of Payment and Performance, dated November 19, 1997, by and among Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc.,
              Timely North, Inc. and SouthTrust Bank, N.A.